Exhibit 99.1

NEWS
For Immediate Release

Editorial Contact: Erin Jones

949-754-8032

erin.jones@quest.com

Investor Contact: Scott Davidson

949-754-8659

scott.davidson@quest.com

QUEST SOFTWARE REPORTS RECORD RESULTS FOR THIRD QUARTER 2005

Revenue Grows 25% to $121.3 Million for the Quarter

ALISO VIEJO, Calif., November 7, 2005 – Quest Software, Inc. (Nasdaq: QSFT), a leading provider of application, database and infrastructure management solutions, today reported financial results for the third quarter ended September 30, 2005. Total revenues increased 25% year-over-year to $121.3 million compared to last year’s third quarter revenue of $96.7 million. Total revenues for the first nine months of 2005 were $331.8 million compared to $271.4 million for the same period in 2004.

GAAP Results

Quest Software’s GAAP net income for the third quarter was $6.0 million, or $0.06 per diluted share. GAAP operating margins were 11.4% in the third quarter, resulting in GAAP operating income of $13.8 million. Net income for the first nine months of 2005 was $25.7 million or $0.26 per diluted share versus net income of $34.0 million or $0.35 per diluted share for the comparable period in 2004. Quest Software generated cash flow from operations of $16.1 million in the September 2005 quarter.

Non-GAAP Results

On a pro forma basis, operating margins increased to 22.5% for the quarter, resulting in pro forma net income of $17.5 million, or $0.17 per share on a diluted basis. This compares to pro forma net income of $12.6 million, or $0.13 per share on a diluted basis for the third quarter ended September 30, 2004. For the nine months ended September 30, 2005 pro forma net income was $43.3 million or $0.43 per diluted share. This compares to pro forma net income of $30.1 million or $0.31 per diluted share for the nine months ended September 2004.

A reconciliation of pro forma and as reported financial results is included with this press release.

Quest Reports Third Quarter 2005 Results – page 2 of 8

“We executed well across all areas of the Company during Q3,” said Vinny Smith, chairman and chief executive officer, Quest Software. “As we close the year, we will be focusing on integrating the recent acquisitions of Imceda and Vintela as well as making specific investments to expand our sales organization and corporate infrastructure to support growth for 2006.”

Quest Software management utilizes non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that pro forma reporting provides a more accurate representation of the Company’s on-going economic performance and therefore uses pro forma reporting internally to evaluate and manage the Company’s operations. Management believes that these measures provide useful information because they exclude certain items including amortization of acquisition-related intangible assets, other compensation expenses associated with stock options, litigation-related loss contingency reserves and impacts of other events, which might otherwise obscure the results of operations of our core business when compared to our historical performance or competitors or are not necessarily relevant to understanding the operating activities within the Company’s business.

Financial Outlook

Quest Software management offers the following guidance for the quarter ending December 31, 2005:

•	Revenue is expected to be in the range of $130.0 million to $135.0 million.

•	GAAP diluted earnings per share is expected to be in the range of $0.12 to $0.15 per share;

•	Pro forma diluted earnings per share is expected to be in the range of $0.16 to $0.19 per share. The pro forma guidance excludes approximately $5.3 million of amortization of acquisition-related intangible assets and $900,000 of other compensation charges related to stock options.

For the full year ending December 31, 2005, Quest Software management offers the following guidance:

•	Annual revenue is expected to be in the range of $462 million to $467 million;

•	GAAP diluted earnings per share is expected to be in the range of $0.41 to $0.44 per share;

•	Pro forma diluted earnings per share is expected to be in the range of $0.59 to $0.62. The pro-forma guidance excludes approximately $18.0 million of amortization of acquisition-related intangible assets, $8.0 million of in-process research and development charges related to our acquisition of Wingra Technologies, LLC and Vintela, Inc. and $3.4 million of other compensation charges related to stock options.

Quest Reports Third Quarter 2005 Results – page 3 of 8

Third Quarter 2005 Conference Call Information

Quest Software will host a conference call today, Monday, November 7, 2005 at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous Web cast of the conference call will be available on Quest Software’s Web site in the Investors – IR Events section at www.quest.com. A Web cast replay will be available on the same Web site through November 7, 2006. An audio replay of the call will also be available through November 18, 2005 by dialing (888) 203-1112 (from the U.S. or Canada) or (719) 457-0820 (outside the U.S. and Canada), using confirmation code: 5604428.

About Quest Software, Inc.

Quest Software, Inc. delivers innovative products that help organizations get more performance and productivity from their applications, databases and infrastructure. Through a deep expertise in IT operations and a continued focus on what works best, Quest helps more than 18,000 customers worldwide meet higher expectations for enterprise IT. Quest Software can be found in offices around the globe and at www.quest.com.

Quest and Quest Software are registered trademarks of Quest Software, Inc. The Quest Software logo and all other Quest Software product or service names and slogans are registered trademarks or trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements, including statements relating to expectations of revenues and earnings per share in future periods. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ from those anticipated as a result of various factors, including: the impact of adverse changes in general economic conditions on our customers; reductions or delays in information technology spending; variations in the size and timing of customer orders; competitive products and pricing; rapid technological change; risks associated with the development and market acceptance of new or enhanced products; disruptions caused by acquisitions of companies and/or technologies and uncertainties relating to the timing of completing proposed acquisitions, satisfaction of closing conditions, including regulatory approval requirements, and to the integration of products, services, employees and operations of acquired companies; fluctuating currency exchange rates and other risks associated with international operations; and the need to attract and retain qualified employees. For a discussion of these and other related risks, please refer to our recent SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Report on Form 10-Q for the period ended June 30, 2005, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

# # #

Quest Reports Third Quarter 2005 Results – page 4 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues:
Licenses	$65,515	$53,539	$174,845	$151,762
Services	55,761	43,200	156,905	119,651

Total revenues	121,276	96,739	331,750	271,413
Cost of revenues:
Licenses	1,151	764	3,311	2,835
Services	9,483	7,973	26,844	21,739
Amortization of purchased technology	3,083	2,269	7,760	5,980

Total cost of revenues	13,717	11,006	37,915	30,554

Gross profit	107,559	85,733	293,835	240,859
Operating expenses:
Sales and marketing	51,002	42,876	140,029	120,193
Research and development	22,220	19,868	63,980	58,381
General and administrative	11,486	8,876	31,751	25,661
Amortization of other purchased intangible assets	2,183	1,568	4,957	3,861
In-process research and development	6,900	—	7,950	6,980
Litigation loss provision	—	—	—	5,000

Total operating expenses	93,791	73,188	248,667	220,076
Gain on sale of Vista Plus product suite	—	29,574	—	29,574

Income from operations	13,768	42,119	45,168	50,357
Other (expense) income, net	314	2,723	(1,718)	2,884

Income before income tax provision	14,082	44,842	43,450	53,241
Income tax provision	8,118	13,901	17,780	19,285

Net income	$5,964	$30,941	$25,670	$33,956

Net income per share:
Basic	$0.06	$0.33	$0.26	$0.36

Diluted	$0.06	$0.32	$0.26	$0.35

Weighted average shares:
Basic	98,217	94,737	97,082	94,306
Diluted	101,624	96,608	100,154	97,691

Quest Reports Third Quarter 2005 Results – page 5 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2005				Nine Months Ended September 30, 2005
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues:
Licenses	$65,515			$65,515	$174,845			$174,845
Services	55,761			55,761	156,905			156,905

Total revenues	121,276			121,276	331,750			331,750
Cost of revenues:
Licenses	1,151			1,151	3,311			3,311
Services	9,483	(71	)(1)	9,412	26,844	(146	)(1)	26,698
Amortization of purchased technology	3,083	(3,083)		—	7,760	(7,760)		—

Total cost of revenues	13,717			10,563	37,915			30,009

Gross profit	107,559			110,713	293,835			301,741
Operating expenses:
Sales and marketing	51,002	(491	)(1)	50,511	140,029	(1,055	)(1)	138,974
Research and development	22,220	(662	)(1)	21,558	63,980	(1,083	)(1)	62,897
General and administrative	11,486	(88	)(1)	11,398	31,751	(109	)(1)	31,642
Amortization of other purchased intangible assets	2,183	(2,183)		—	4,957	(4,957)		—
In-process research and development	6,900	(6,900	)(2)	—	7,950	(7,950	)(3)	—

Total operating expenses	93,791			83,467	248,667			233,513

Income from operations	13,768			27,246	45,168			68,228
Other expense, net	314			314	(1,718)			(1,718)

Income before income tax provision	14,082			27,560	43,450			66,510
Income tax provision	8,118	1,959	(4)	10,077	17,780	5,465	(4)	23,245

Net income	$5,964			$17,483	$25,670			$43,265

Net income per share:
Basic	$0.06			$0.18	$0.26			$0.45

Diluted	$0.06			$0.17	$0.26			$0.43

Weighted average shares:
Basic	98,217			98,217	97,082			97,082
Diluted	101,624			101,624	100,154			100,154

(1)	Represents stock based compensation and payroll taxes attributed to stock option exercises.
(2)	Represents a one-time charge to write off in-process research and development assumed with our acquisition of Vintela, Inc. in July 2005.
(3)	Represents a one-time charge to write off in-process research and development assumed with our acquisitions of Wingra Technologies, Inc. in January 2005 and Vintela, Inc. in July 2005.
(4)	Represents the tax effect of adjustments.

Quest Reports Third Quarter 2005 Results – page 6 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2004				Nine Months Ended September 30, 2004
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues:
Licenses	$53,539			$53,539	$151,762			$151,762
Services	43,200			43,200	119,651			119,651

Total revenues	96,739			96,739	271,413			271,413
Cost of revenues:
Licenses	764			764	2,835			2,835
Services	7,973	(56	)(1)	7,917	21,739	(145	)(1)	21,594
Amortization of purchased technology	2,269	(2,269)		—	5,980	(5,980)		—

Total cost of revenues	11,006			8,681	30,554			24,429

Gross profit	85,733			88,058	240,859			246,984
Operating expenses:
Sales and marketing	42,876	(356	)(1)	42,520	120,193	(1,030	)(1)	119,163
Research and development	19,868	(141	)(1)	19,727	58,381	(350	)(1)	58,031
General and administrative	8,876	(7	)(1)	8,869	25,661	(21	)(1)	25,640
Amortization of other purchased intangible assets	1,568	(1,568)		—	3,861	(3,861)		—
In-process research and development	—			—	6,980	(6,980	)(2)	—
Litigation loss provision	—			—	5,000	(5,000	)(3)	—

Total operating expenses	73,188			71,116	220,076			202,834
Gain on sale of Vista Plus product suite	29,574	(29,574	)(4)	—	29,574	(29,574	)(4)	—

Income from operations	42,119			16,942	50,357			44,150
Other (expense) income, net	2,723			2,723	2,884			2,884

Income before income tax provision	44,842			19,665	53,241			47,034
Income tax provision	13,901	(6,822	)(5)	7,079	19,285	(2,353	)(5)	16,932

Net income	$30,941			$12,586	$33,956			$30,102

Net income per share:
Basic	$0.33			$0.13	$0.36			$0.32

Diluted	$0.32			$0.13	$0.35			$0.31

Weighted average shares:
Basic	94,737			94,737	94,306			94,306
Diluted	96,608			96,608	97,691			97,691

(1)	Represents stock based compensation and payroll taxes attributed to stock option exercises.
(2)	Represents one-time charges to write off in-process research and development assumed with our acquisitions of Aelita Software in March 2004 and Lecco Technology in April 2004.
(3)	Represents a special charge for a loss contingency reserve related to our Computer Associates intellectual property litigation.
(4)	Represents a gain on the sale of our Vista Plus product suite.
(5)	Represents the tax effect of adjustments.

Quest Reports Third Quarter 2005 Results – page 7 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30, 2005	December 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$90,756	$118,157
Short-term marketable securities available for sale	34,798	15,892
Accounts receivable, net	87,137	98,800
Prepaid expenses and other current assets	10,828	12,528
Deferred income taxes	7,434	13,075

Total current assets	230,953	258,452
Property and equipment, net	80,288	52,761
Long-term marketable securities	88,492	163,527
Amortizing intangible assets, net	70,208	41,404
Goodwill	428,570	323,903
Other assets	4,313	3,304

Total assets	$902,824	$843,351

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,785	$4,135
Obligation under repurchase agreement	10,092	12,632
Accrued compensation	26,275	27,802
Other accrued expenses	27,867	46,292
Income taxes payable	11,755	12,030
Current portion of deferred revenue	119,450	106,356

Total current liabilities	198,224	209,247

Long-term liabilities:
Long-term portion of deferred revenue	25,805	20,897
Deferred income taxes	7,966	4,526
Other long-term liabilities	275	1,769

Total long-term liabilities	34,046	27,192

Shareholders’ equity	670,554	606,912

Total liabilities and shareholders’ equity	$902,824	$843,351

Quest Reports Third Quarter 2005 Results – page 8 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Cash flows from operating activities:
Net income	$5,964	$30,941	$25,670	$33,956
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,048	7,921	21,006	20,560
Compensation expense associated with stock option grants	1,038	557	2,032	1,266
Deferred income taxes	(21)	601	(57)	612
Gain on sale of Vista Plus product suite	(39)	(29,574)	(39)	(29,574)
Tax benefit related to stock option exercises	3,904	387	4,935	2,799
Provision for bad debts	37	44	77	112
In-process research and development	6,900	—	7,950	6,980
Litigation loss provision	—	—	—	5,000
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(13,483)	(7,154)	10,482	(6,070)
Prepaid expenses and other current assets	(1,769)	96	(1,001)	(276)
Other assets	(302)	46	(950)	(376)
Accounts payable	(2,069)	(1,905)	(2,080)	702
Accrued compensation	1,562	1,652	(1,893)	2,041
Other accrued expenses	(477)	(1,019)	(4,107)	(5,633)
Litigation settlement payment	—	—	(16,000)	—
Income taxes payable	(546)	12,275	(611)	9,961
Deferred revenue	8,395	8,198	14,148	15,754
Other liabilities	(1,086)	(24)	(1,232)	307

Net cash provided by operating activities	16,056	23,042	58,330	58,121
Cash flows from investing activities:
Purchases of property and equipment	(7,345)	(3,876)	(34,234)	(28,010)
Cash paid for acquisitions, net of cash acquired	(57,680)	(426)	(115,305)	(96,364)
Proceeds from sale of Vista Plus product suite	2,039	22,515	2,039	22,515
Sales and maturities of marketable securities	1,709	10,160	54,982	27,491

Net cash (used in) provided by investing activities	(61,277)	28,373	(92,518)	(74,368)
Cash flows from financing activities:
Proceeds from repurchase agreement	10,008	—	10,008	67,581
Repayment of repurchase agreement	—	(40,512)	(12,725)	(40,512)
Repayment of notes payable	(11)	(769)	(51)	(769)
Repayment of capital lease obligations	(172)	(47)	(270)	(275)
Proceeds from the exercise of stock options	3,841	1,113	7,147	7,028
Proceeds from employee stock purchase plan	—	2,074	—	4,797

Net cash provided by (used in) financing activities	13,666	(38,141)	4,109	37,850
Effect of exchange rate changes on cash and cash equivalents	669	381	2,678	311

Net (decrease) increase in cash and cash equivalents	(30,886)	13,655	(27,401)	21,914
Cash and cash equivalents, beginning of period	121,642	75,729	118,157	67,470

Cash and cash equivalents, end of period	$90,756	$89,384	$90,756	$89,384